Exhibit 99.1

Supplemental Information
For the Period Ending 12-31-03

the ST JOE company

Supplemental Information For the Period Ending 12-31-03

Forward Looking Statement This document contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate", "expect", "estimate", "intend", "plan", "goal", "believe" or other words of similar meaning. All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. In particular, discussions regarding (a) the size and number of commercial buildings and residential units; (b) development timetables, development approvals and the ability to obtain approvals; (c) anticipated price ranges of developments; (d) the number of units that can be supported upon full build-out; (e) absorption rates; and (f) expected gain on land sales are forward-looking statements. For further information about forward-looking statements, the reader should consult the risk factors and other disclosures contained in the periodic reports and other filings made by the Company with the Securities and Exchange Commission and in the Company's other written materials.

Supplemental Information - St. Joe Commercial

For the Period Ending 12-31-03

the St Joe company

Supplemental Information - St. Joe Commercial For the Period Ending 12-31-03

St. Joe Commercial
Land Positions Held for Investment
December 31, 2003

		Net	Entitled	Original
	Market	Acres (a)	Sq. Ft. (b)	Cost

Southeast
Glenlake	Atlanta, GA	9.8	700,000
Parkstone Plaza	Chantilly, VA	19.1	240,000
Oak Park at Westchase	Houston, TX	31.9	823,000

		60.8	1,763,000

Northeast Florida
Golfway Center	St. Augustine, FL	13.9	167,500
Southbank (Currington)	Jacksonville, FL	0.3	—

		14.2	167,500

Central Florida
Millenia Park	Orlando, FL	21.7	592,000

South Florida
Beacon Square at Boca	Boca Raton, FL	14.0	264,000

Total		110.7	2,786,500	$43,000

(a)	Represents net area defined as the total area exclusive of any public roadways, easements and other undevelopable areas.

(b)	Excludes entitlements related to land parcels that have been developed.

St. Joe Commercial
Portfolio of Operating Properties — Investment
December 31, 2003

			Net
		# of	Rentable	Leased
	Market	Buildings	Sq. Ft.	Percentage

Investment Property Portfolio
Prestige Place	Clearwater, FL	2	144,000	86%
Harbourside	Clearwater, FL	1	147,000	92%
Lakeview	Tampa, FL	1	125,000	77%
Palm Court	Tampa, FL	1	60,000	68%
Westside Corporate Center	Plantation, FL	1	100,000	86%
280 Interstate North	Atlanta, GA	1	126,000	71%
Southhall Center	Orlando, FL	1	155,000	88%
1133 20th Street, NW	Washington DC	1	119,000	99%
1750 K Street	Washington DC	1	152,000	90%
Millenia Park One	Orlando, FL	1	158,000	68%
Beckrich Office One	Panama City Beach, FL	1	34,000	96%
5660 New Northside	Atlanta, GA	1	272,000	91%
Southwood Office One	Tallahassee, FL	1	88,000	73%
Crescent Ridge	Charlotte, NC	1	158,000	100%
Windward Plaza	Atlanta, GA	3	465,000	89%

		18	2,303,000	86%

St. Joe Commercial
Portfolio of Operating Properties — Development
December 31, 2003

				Net
			# of	Rentable	Leased
	Market	Ownership %	Buildings	Sq. Ft.	Percentage

Development Property Portfolio
TNT Logistics	Jacksonville, FL	100%	1	99,000	83%
245 Riverside	Jacksonville, FL	100%	1	134,000	39%
Beckrich Office II	Panama City Beach, FL	100%	1	34,000	20%
Alliance Bank Building	Orlando, FL	50%	1	71,000	61%
Deerfield Commons I	Atlanta, GA	40%	1	122,000	77%
Westchase Corporate Center	Houston, TX	93%	1	184,000	94%

			6	644,000	70%

St. Joe Commercial
Portfolio of Operating Properties — Investment
Leasing Expirations
December 31, 2003

				LEASE EXPIRATIONS
		Net
		Rentable	Leased						2009 and
	Market	Sq. Ft.	Percentage	2004	2005	2006	2007	2008	Thereafter

Investment Property Portfolio
Prestige Place	Clearwater, FL	144,000	86%	19,000	11,000	17,000	4,000	3,000	69,000
Harbourside	Clearwater, FL	147,000	92%	20,000	16,000	8,000	24,000	41,000	25,000
Lakeview	Tampa, FL	125,000	77%	9,000	13,000	3,000	5,000	6,000	62,000
Palm Court	Tampa, FL	60,000	68%	—	—	28,000	—	9,000	4,000
Westside Corporate Center	Plantation, FL	100,000	86%	7,000	29,000	21,000	2,000	14,000	14,000
280 Interstate North	Atlanta, GA	126,000	71%	14,000	51,000	11,000	—	9,000	5,000
Southhall Center	Orlando, FL	155,000	88%	88,000	17,000	23,000	7,000	—	1,000
1133 20th Street, NW	Washington DC	119,000	99%	5,000	5,000	89,000	15,000	—	3,000
1750 K Street	Washington DC	152,000	90%	1,000	—	11,000	6,000	—	119,000
Millenia Park One	Orlando, FL	158,000	68%	—	32,000	5,000	16,000	6,000	49,000
Beckrich Office One	Panama City Beach, FL	34,000	96%	—	—	—	19,000	—	14,000
5660 New Northside	Atlanta, GA	272,000	91%	8,000	120,000	4,000	5,000	54,000	57,000
Southwood Office One	Tallahassee, FL	88,000	73%	—	—	—	13,000	13,000	38,000
Crescent Ridge	Charlotte, NC	158,000	100%	—	—	—	33,000	—	126,000
Windward Plaza	Atlanta, GA	465,000	89%	6,000	17,000	6,000	22,000	105,000	257,000

TOTAL		2,303,000	86%	177,000	311,000	226,000	171,000	260,000	843,000

				9%	16%	11%	9%	13%	42%

St. Joe Commercial
Portfolio of Operating Properties — Development
Leasing Expirations
December 31, 2003

				LEASE EXPIRATIONS
		Net
		Rentable	Leased						2009 and
	Market	Sq. Ft.	Percentage	2004	2005	2006	2007	2008	Thereafter

Development Property Portfolio
TNT Logistics	Jacksonville, FL	99,000	83%	—	—	—	—	9,000	73,000
245 Riverside	Jacksonville, FL	134,000	39%	—	—	—	—	40,000	12,000
Beckrich Office II	Panama City Beach, FL	34,000	20%	—	—	—	—	3,000	4,000
Alliance Bank Building	Orlando, FL	71,000	61%	11,000	3,000	30,000	—	—	—
Deerfield Commons I	Atlanta, GA	122,000	77%	2,000	25,000	20,000	—	—	46,000
Westchase Corporate Center	Houston, TX	184,000	94%	—	86,000	41,000	38,000	9,000	—

TOTAL		644,000	70%	13,000	114,000	91,000	38,000	61,000	135,000

				3%	25%	20%	8%	13%	30%

Supplemental Information - Residential For the Period Ending 12-31-03

Walton County
St. Joe/Arvida
Description of Communities	WaterColor	WaterSound Beach	WaterSound	East Lake Powell	Camp Creek Golf Club
As of December 31, 2003

Year Sales Begin (E) *	2000	2001	2005	(E)	2007	(E)	TBD
Estimated Year of Completion	2007	2007	2012	2010	TBD
Acres In Community	499	256	1,443	181	1,028
Total Planned Units at Build Out	Estimated	Entitled	Estimated
Arvida Built (E)	389	206	400	for up to	50
Retail Lots/Outside Builder (E)	751	293	660	360	0
units
Total	1,140	499	1,060	50
Sales, As Of Dec 31, 2003
Arvida Built	171	80	0	0	0
Retail Lots/Outside Builder	546	213	0	0	0

Total	717	293	0	0	0
Remaining To Be Sold
Arvida Built (E)	218	126	400	50
Retail Lots/Outside Builder (E)	205	80	660	TBD	0

Total	423	206	1,060	50
Contracts On Hand (unclosed)
Arvida Built	33	50	0	0	0
Retail Lots/Outside Builder	52	12	0	0	0

Total	85	62	0	0	0
Average price of units closed in Q4 2003:
Arvida Built	$783,000	$1,155,000	Not	Not	Not
Retail Lots/Outside Builder	$284,000	$345,000	started	started	started
Arvida-Built House Pricing (In Thousands)	$400 - $1,000+	$500 - $1,000+	$325 - $600+	$400-$600+
TBD
Lot Pricing (In Thousands)	$150 - $1,000+	$200 - $1000+	$100 - $265+	$100-$200+
Amenities	Resort	Resort	Golf	Lake Amenity	36 Holes of Golf
Beach Club	Beach Club	Tennis facility	Clubhouse	Clubhouse
Boat House	Tennis Facility	Aquatic facilities	Beach access
Tennis Facility	Pedestrian Trails	Parks
Parks	Parks	Beach access
Pedestrian Trails	Pedestrian Trails

[Additional columns below]

[Continued from above table, first column(s) repeated]

Bay County
St. Joe/Arvida
Description of Communities	Hammocks	Palmetto Trace	WaveCrest
As of December 31, 2003

Year Sales Begin (E) *	2000	2001	2005	(E)
Estimated Year of Completion	2007	2008	2007
Acres In Community	143	138	6
Total Planned Units at Build Out
Arvida Built (E)	322	523	88
Retail Lots/Outside Builder (E)	137	0	0

Total	459	523	88
Sales, As Of Dec 31, 2003
Arvida Built	166	192	0
Retail Lots/Outside Builder	66	0	0

Total	232	192	0
Remaining To Be Sold
Arvida Built (E)	156	331	88
Retail Lots/Outside Builder (E)	71	0	0

Total	227	331	88
Contracts On Hand (unclosed)
Arvida Built	44	61	0
Retail Lots/Outside Builder	0	0	0

Total	44	61	0
Average price of units closed in Q4 2003:
Arvida Built	$147,000	$169,000	Not
Retail Lots/Outside Builder	$0	N/A	started
Arvida-Built House Pricing (In Thousands)	$100 - $180+	$105 - $200+
TBD
Lot Pricing (In Thousands)	$30 - $40+
Amenities	Tot lots	Pool	Beach Club
Bike Paths	Pool

Gulf County	Capital Region
St. Joe/Arvida
Description of Communities	WindMark Beach, PH1	Mexico Beach	WindMark Beach, PH2	SouthWood	SummerCamp
As of December 31, 2003

Year Sales Begin (E) *	2001	TBD	2005	(E)	2000	2004	(E)
Estimated Year of Completion	2006	TBD	2015	After 2017	2012
Acres In Community	80	Phase I 160	2,000	3,770	782
Total Planned Units at Build Out	Estimated	4,770 Residential	Estimated
Arvida Built (E)	1	772	Units	253
Retail Lots/Outside Builder (E)	109	TBD	778	Per DRI	246

Total	110	1,550	499
Sales, As Of Dec 31, 2003
Arvida Built	0	0	0	394	0
Retail Lots/Outside Builder	100	0	0	194	0

Total	100	0	0	588	0
Remaining To Be Sold
Arvida Built (E)	1	772	253
Retail Lots/Outside Builder (E)	9	TBD	778	TBD	246

Total	10	1,550	499
Contracts On Hand (unclosed)
Arvida Built	0	0	0	113	0
Retail Lots/Outside Builder	0	0	0	3	0

Total	0	0	0	116	0
Average price of units closed in Q4 2003:
Arvida Built	$0	Not	Not	$241,000	Not
Retail Lots/Outside Builder	$0	started	started	$83,000	started
Arvida-Built House Pricing (In Thousands)	$950	TBD	$315 - $1000+	$115 - $400+	$450 - $900+
Lot Pricing (In Thousands)	$90 - $900+	TBD	$200 - $1000+	$40 - $150+	$150 - $800+
Amenities	Beach club	TBD	18 holes of golf	18 holes of golf	Beach clubs
Community dock	Pedestrian trails	Pedestrian trails	Pedestrian trails
Beach club	Aquatic facility	Gathering pavilions
Community dock	Tennis facility
Tennis facility	Clubhouse (AA)
Beach access

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Jacksonville
St. Joe/Arvida
Description of Communities	James Island	St. John's G. & C.C.	RiverTown	Hampton Park
As of December 31, 2003

Year Sales Begin (E) *	1999	2001	2000	2001
Estimated Year of Completion	2004	2006	2015	2005
Acres In Community	194	820	4,200	150
Total Planned Units at Build Out			DRI
			submitted
Arvida Built (E)	365	582	for 4,500	158
Retail Lots/Outside Builder (E)	0	217	units	0

Total	365	799		158
Sales, As Of Dec 31, 2003
Arvida Built	359	366	0	130
Retail Lots/Outside Builder	0	153	23	0

Total	359	519	23	130
Remaining To Be Sold
Arvida Built (E)	6	216		28
Retail Lots/Outside Builder (E)	0	64	TBD	0

Total	6	280		28
Contracts On Hand (unclosed)
Arvida Built	7	65	0	44
Retail Lots/Outside Builder	0	23	0	0

Total	7	88	0	44
Average price of units closed in Q4 2003:
Arvida Built	$339,000	$329,000	Not	$329,000
Retail Lots/Outside Builder	N/A	$66,000	started	N/A
Arvida-Built House Pricing (In Thousands)	$220 - $400+	$180 - $400+	$125 - $400+	$235 - $400+
Lot Pricing (In Thousands)		$30 - $125+	$55 - $400+
Amenities	Tennis facility	18 holes of golf	18 holes of golf	Pool
	Pool	Clubhouse	Village Center	Tot lot
	Sports fields	Aquatic facility	Pedestrian Trails
	Tot lot	Sports fields	Swim & Tennis Facility
		Tot lots	Riverfront Park

	Central Florida		MidAtlantic Operations
St. Joe/Arvida
Description of Communities	Victoria Park	Artisan Park	Including Saussy Burbank
As of December 31, 2003

Year Sales Begin (E) *	2001	2003	1999
Estimated Year of Completion	After 2012	2008	Ongoing
Acres In Community	1,859	160	N/A
Total Planned Units at Build Out
Arvida Built (E)	Over	572
Retail Lots/Outside Builder (E)	4,000	44	N/A

Total	Per DRI	616
Sales, As Of Dec 31, 2003			YTD
Arvida Built	298	47	607
Retail Lots/Outside Builder	61	10	32

Total	359	57	639
Remaining To Be Sold
Arvida Built (E)		525
Retail Lots/Outside Builder (E)	TBD	34	N/A

Total		559
Contracts On Hand (unclosed)
Arvida Built	83	47	183
Retail Lots/Outside Builder	4	0	0

Total	87	47	183
Average price of units closed in Q4 2003:
Arvida Built	$193,000	$0	$212,000
Retail Lots/Outside Builder	$73,000	$134,000	$24,000
Arvida-Built House Pricing (In Thousands)	$140 - $300+	$225-$400+	$110 - $380+
Lot Pricing (In Thousands)	$45 - $100+	$100-140+
Amenities	18 holes of golf	Clubhouse	Varies By
	Golf Clubhouse	Swimming Pool	Community
	Clubhouse (AA)	Pedestrian trails
	Aquatic facility
	Sports fields
	Village Center